Quarterly Holdings Report
for
Fidelity® Telecom and Utilities Fund
April 30, 2023
UIF-NPRT1-0623
1.800364.119
Common Stocks - 92.8%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 22.4%
Diversified Telecommunication Services - 10.2%
AT&T, Inc.	5,279,800	93,294
Frontier Communications Parent, Inc. (a)(b)	79,500	1,792
		95,086
Media - 3.4%
Comcast Corp. Class A	765,300	31,660
Wireless Telecommunication Services - 8.8%
T-Mobile U.S., Inc. (a)	555,869	79,990
Telephone & Data Systems, Inc.	236,054	2,361
		82,351
TOTAL COMMUNICATION SERVICES		209,097
INDUSTRIALS - 1.1%
Electrical Equipment - 1.1%
Sunrun, Inc. (a)(b)	480,100	10,101
UTILITIES - 69.3%
Electric Utilities - 46.0%
Constellation Energy Corp.	574,280	44,449
Duke Energy Corp.	129,240	12,779
Edison International	617,328	45,435
Entergy Corp.	172,015	18,505
FirstEnergy Corp.	327,077	13,018
NextEra Energy, Inc.	1,610,374	123,403
PG&E Corp. (a)	3,613,374	61,825
PPL Corp.	791,009	22,718
Southern Co.	1,186,365	87,257
		429,389
Independent Power and Renewable Electricity Producers - 4.4%
Energy Harbor Corp. (a)	154,400	12,051
NextEra Energy Partners LP	218,854	12,586
Vistra Corp.	712,941	17,011
		41,648
Multi-Utilities - 15.1%
Dominion Energy, Inc.	658,742	37,641
NiSource, Inc.	432,400	12,306
Public Service Enterprise Group, Inc.	719,600	45,479
Sempra Energy	291,371	45,305
		140,731
Water Utilities - 3.8%
American Water Works Co., Inc.	242,100	35,891
TOTAL UTILITIES		647,659
TOTAL COMMON STOCKS (Cost $687,377)		866,857

Money Market Funds - 5.2%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.88% (c)	36,970,307	36,978
Fidelity Securities Lending Cash Central Fund 4.88% (c)(d)	11,562,456	11,564
TOTAL MONEY MARKET FUNDS (Cost $48,542)		48,542

TOTAL INVESTMENT IN SECURITIES - 98.0% (Cost $735,919)	915,399
NET OTHER ASSETS (LIABILITIES) - 2.0%	18,817
NET ASSETS - 100.0%	934,216

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	17,633	118,923	99,578	351	-	-	36,978	0.1%
Fidelity Securities Lending Cash Central Fund 4.88%	1,146	13,042	2,624	-	-	-	11,564	0.0%
Total	18,779	131,965	102,202	351	-	-	48,542

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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